UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

XpresSpa Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Fee paid previously with preliminary materials.

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XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
September 18, 2020
To Our Stockholders:
You are cordially invited to attend the 2020 annual meeting of stockholders of XpresSpa Group, Inc. to be held at 11:00 A.M. EST on Wednesday, October 28, 2020.
As a result of the continuing public health and travel risks and concerns due to COVID-19, the 2020 annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XSPA2020, entering your control number and entering the meeting password included on the proxy card you receive. You will not be able to attend the special meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about XpresSpa Group, Inc. that you should consider when you vote your shares are described in this proxy statement.
At the annual meeting, we will ask stockholders to consider the following proposals:
1.
To elect Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout and Michael Lebowitz to our Board of Directors;

2.
To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
To approve the XpresSpa Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”);

4.
To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement; and

5.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (2) through (4).

The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the annual meeting.
We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote over the Internet as well as by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.
Thank you for your continued support of XpresSpa Group, Inc. We look forward to seeing you at the annual meeting.
Sincerely,
Douglas Satzman
Chief Executive Officer

XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
September 18, 2020
NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TIME:
11:00 a.m., local time

DATE:
October 28, 2020

ACCESS:
The 2020 annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend the special meeting, vote and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/XSPA2020, entering your control number and entering the meeting password included on the proxy card you receive.

PURPOSES:
1.
To elect Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout and Michael Lebowitz to our Board of Directors;

2.
To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
To approve the XpresSpa Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”);

4.
To approve, by an advisory vote, the compensation of our named executive officers, as disclosed in this proxy statement; and

5.
To approve an adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to in clauses (2) through (4).

WHO MAY VOTE:
You may vote if you were the record owner of XpresSpa Group, Inc. Common Stock at the close of business on September 8, 2020. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at www.virtualshareholdermeeting.com/XSPA2020.
All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by the Internet or mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Sincerely,
Douglas Satzman
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON OCTOBER 28, 2020
This proxy statement, the Notice of Annual Meeting of Stockholders, and our 2019 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials please have your 16-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, as amended, which includes our financial statements for the fiscal year ended December 31, 2019, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.xpresspagroup.com. You may also obtain a printed copy of our Annual Report on Form 10-K, as amended, including our financial statements, free of charge, from us by sending a written request to: XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001, Attention: Corporate Secretary. Exhibits will be provided upon written request and payment of an appropriate processing fee.

PAGE
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	7
MANAGEMENT AND CORPORATE GOVERNANCE	8
REPORT OF AUDIT COMMITTEE	16
DELINQUENT SECTION 16(a) REPORTS	17
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	17
PROPOSAL 1: ELECTION OF DIRECTORS	18
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19
PROPOSAL 3: APPROVAL OF THE XPRESSPA GROUP, INC. 2020 EQUITY INCENTIVE PLAN	21
PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.	28
PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4	30
CODE OF CONDUCT AND ETHICS	31
OTHER MATTERS	31
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	31
APPENDIX
APPENDIX A – FORM OF PROXY CARD	A-1
APPENDIX B – XPRESSPA GROUP, INC. 2020 EQUITY INCENTIVE PLAN	B-1

i

XPRESSPA GROUP, INC.
254 West 31st Street, 11th Floor
New York, New York 10001
 PROXY STATEMENT FOR THE XPRESSPA GROUP, INC.
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2020
This proxy statement, along with the accompanying notice of annual meeting of stockholders, contains information about the annual meeting of stockholders of XpresSpa Group, Inc. including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 11:00 a.m. local time, on Wednesday, October 28, 2020. As a result of the continuing public health and travel risks and concerns due to COVID-19, the 2020 annual meeting will be a virtual meeting via live webcast on the internet. You will be able to attend the meeting, vote and submit your questions during the special meeting by visiting www.virtualshareholdermeeting.com/XSPA2020, entering your control number and entering the meeting password included on the proxy card you receive. You will not be able to attend the 2020 annual meeting in person.
In this proxy statement, we refer to XpresSpa Group, Inc. as “XpresSpa,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about September 18, 2020, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. Although not part of this proxy statement, we are also sending, along with this proxy statement, our 2019 annual report, as amended, which includes our financial statements for the fiscal year ended December 31, 2019.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER
MEETING TO BE HELD ON OCTOBER 28, 2020
This proxy statement is available for viewing, printing and downloading at www.proxyvote.com. To view this material please have your control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements by electronic delivery.
IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors of XpresSpa Group, Inc. is soliciting your proxy to vote at the annual meeting of stockholders to be held virtually on October 28, 2020, at 11:00 a.m. local time and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement, along with the accompanying Notice of Annual Meeting of Stockholders, summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended, because you owned shares of our Common Stock, par value $0.01 per share (the “Common Stock”) on the record date. We intend to commence distribution of the proxy materials to stockholders on or about September 18, 2020.
Why Are You Holding a Virtual Annual Meeting?
Due to the continuing public health impact of COVID-19 and to support the health and well-being of our stockholders, this annual meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the annual meeting so they can ask questions of our Board of Directors or management, as time permits.
What Happens if There Are Technical Difficulties during the Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual annual meeting, voting at the annual meeting or submitting questions at the annual meeting.
Who Can Vote?
Only stockholders who owned our Common Stock at the close of business on September 8, 2020 are entitled to vote at the annual meeting. On this record date, there were 68,793,193 shares of our Common Stock outstanding and entitled to vote. Our Common Stock is our only class of voting stock.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our Common Stock that you own entitles you to one vote. There is no cumulative voting in the election of directors.
How Do I Vote?
Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted FOR or WITHHELD for each nominee for director, and whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board of Directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer & Trust Company, LLC, or you have stock certificates registered in your name, you may vote:
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By the Internet or by telephone.   Follow the instructions included in the proxy card to vote by Internet or telephone.

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By mail.   If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board of Directors’ recommendations as noted below.

•
In person at the meeting.   If you attend the virtual annual meeting, you may vote during the annual meeting by visiting www.virtualshareholdermeeting.com/XSPA2020, entering your control number and entering the meeting password included on the proxy card you receive.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on October 27, 2020.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?
The Board of Directors recommends that you vote as follows:
•
“FOR” the election of each of the nominees for director;

•
“FOR” the ratification of the selection of Friedman LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020;

•
“FOR” the approval of the XpresSpa Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”);

•
“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

•
“FOR” adjournment of our annual meeting of stockholders, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals referred to above.

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his or her best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by the Internet or telephone as instructed above;

•
by notifying the Corporate Secretary of XpresSpa Group, Inc. in writing before the annual meeting that you have revoked your proxy; or

•
by attending the annual meeting virtually. Attending the annual meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by the Internet or proxy card is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares on Proposals 1, 3, 4 or 5. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Election of Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either virtually or by proxy at the annual meeting is required to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will be treated as votes AGAINST this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman LLP as our independent registered public accounting firm for 2020, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approval of the XpresSpa Group, Inc. 2020 Equity Incentive Plan	The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either virtually or by proxy at the annual meeting is required to approve the 2020 Plan. Abstentions will be treated as votes AGAINST this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes AGAINST this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 5: Approve an Adjournment of the Annual Meeting, if Necessary, to Solicit Additional Proxies if there are not Sufficient Votes in Favor of Proposals 2 through 4.	Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either virtually or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the results of this vote. Abstentions will be treated as votes AGAINST this proposal.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Broadridge Financial Solutions, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results, if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What Are the Costs of Soliciting these Proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $27,500 in the aggregate.
What Constitutes a Quorum for the Annual Meeting?
The presence, virtually or by proxy, of the holders of a majority of the voting power of all outstanding shares of our Common Stock is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Annual Meeting
The annual meeting will be held at 11:00 a.m. on Wednesday, October 28, 2020. The annual meeting will be held in a virtual meeting format only. To attend the virtual annual meeting, go to www.virtualshareholdermeeting.com/XSPA2020 and enter your control number and the meeting password included on the proxy card you receive shortly before the meeting time, and follow the instructions for downloading the Webcast. You need not attend the special meeting in order to vote.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family.
This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact XpresSpa Group’s Corporate Secretary at XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another of our stockholders and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:
•
If your shares are registered in your own name, please contact American Stock Transfer & Trust Company, LLC and inform them of your request by calling them at 718-921-8200.

•
If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the Company the cost of producing and mailing these documents by:
•
following the instructions provided on your proxy card;

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following the instructions provided when you vote over the Internet; or

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going to www.proxyvote.com and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of September 8, 2020 for (a) each of our named executive officers, (b) each of our directors and director nominees, and (c) all of our current directors and executive officers as a group. There is no stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of Common Stock that may be acquired by an individual or group within 60 days of September 8, 2020, pursuant to the exercise of options or warrants or the vesting of restricted stock units to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 68,793,193 shares of Common Stock outstanding as of September 8, 2020. All beneficial ownership information reflects the Company’s 1-for-3 reverse stock split effected on June 11, 2020.
Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Directors and named executive officers:
Douglas Satzman(2)	100,000	*
Edward Jankowski	5,425	*
Bruce T. Bernstein(3)	56,486	*
Donald E. Stout(4)	49,291	*
Robert Weinstein(5)	46,250	*
Michael Lebowitz(6)	37,500	*
All current directors and officers as a group (5 individuals)(7):	289,527	*

*
Less than 1%

(1)
Unless otherwise indicated, the business address of the individuals is c/o XpresSpa Group, Inc., 254 West 31st Street, 11th Floor, New York, New York 10001.

(2)
The number of shares of Common Stock beneficially owned includes 12,500 shares of Common Stock and options to purchase 87,500 shares of Common Stock, which are exercisable within 60 days of September 8, 2020.

(3)
The number of shares of Common Stock beneficially owned includes 1,236 shares of Common Stock and options to purchase 55,250 shares of Common Stock, which are exercisable within 60 days of September 8, 2020.

(4)
The number of shares of Common Stock beneficially owned includes options to purchase 49,291 shares of Common Stock, which are exercisable within 60 days of September 8, 2020.

(5)
The number of shares of Common Stock beneficially owned includes options to purchase 46,250 shares of Common Stock, which are exercisable within 60 days of September 8, 2020.

(6)
The number of shares of Common Stock beneficially owned includes options to purchase 37,500 shares of Common Stock, which are exercisable within 60 days of September 8, 2020.

(7)
See footnotes (2) through (6).

MANAGEMENT AND CORPORATE GOVERNANCE
Our Board of Directors currently consists of five (5) members. Prior to each annual meeting of stockholders, the Board of Directors considers the recommendations of the Nominating and Corporate Governance Committee and votes to nominate individuals for election or re-election for a term of one year or until their successors are duly elected and qualify or until their earlier death, resignation, or removal. Election takes place at our annual meeting of stockholders.
Set forth below are the names of our directors and executive officers, their ages (as of the filing date of this proxy statement), their position(s) with the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of the directors or executive officers. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion that each person listed below should serve as a director is set forth below:
Name	Age	Position(s) with the Company
Doug Satzman	47	Chief Executive Officer and Director
Bruce T. Bernstein*(1)(2)(3)	56	Chairman of the Board of Directors
Robert Weinstein*(2)	60	Director
Donald E. Stout*(1)(2)(3)	74	Director
Michael Lebowitz*	48	Director

*
Independent director under the rules of The Nasdaq Stock Market

(1)
Current member of Compensation Committee

(2)
Current member of Audit Committee

(3)
Current member of Nominating and Corporate Governance Committee

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, our Board of Directors has determined that the following members of our Board of Directors are “independent directors” as defined by The Nasdaq Stock Market: Bruce T. Bernstein, Donald E. Stout, Robert Weinstein, and Michael Lebowitz.
Douglas Satzman has served as our Chief Executive Officer and as a member of our Board of Directors since February 11, 2019. Mr. Satzman most recently served as CEO of Joe Coffee Company, a premium Specialty Coffee chain serving craft roasted coffee and artisanal food items with over 20 company owned cafes in New York City and Philadelphia, from October 2017 to December 2018. During his tenure, he created a multi-channel national growth plan, created infrastructure and assembled a leadership team after the first private equity investment in the 15 year-old family business. Previously, from January 2016 to June 2017, Mr. Satzman was Chief Executive Officer, U.S. of Le Pain Quotidien, a premium Bakery & Full Service Restaurant chain serving artisanal breads/pastries, organic products & wholesome cuisine in over 90 company-owned restaurants across the U.S. where he developed a long-term growth strategy focused on building organic sales, opening new stores and markets, creating multi-channel growth platforms and leveraging technology. He also re-organized the corporate and field teams which resulted in improved customer service, improved store level support and reduced costs. Prior to that, Mr. Satzman spent 14 years at Starbucks Coffee Company where he held roles of increasing responsibility across the U.S. and Europe, culminating in being named Senior Vice-President, EMEA Business Development & Channel Operations. In that role, he led and delivered a high growth strategy across Europe, Russia, Middle East and Africa as well as non-company owned retail operations across more than 35 countries. During his assignments in the U.S. and EMEA, Mr. Satzman’s direct responsibilities included leading the travel vertical, including operations and business development across all airports resulting in significant revenue, profit and growth. Mr. Satzman holds a Bachelor’s degree in Liberal Arts from Rollins College.
We believe Mr. Saltzman’s extensive experience in the retail industry qualifies him to serve on our Board Directors.

Bruce T. Bernstein joined our Board of Directors in February 2016 and has served as the Chairman of our Board of Directors since February 2018. Mr. Bernstein has over thirty years of experience in the securities industry, primarily as senior portfolio manager for two alternative finance funds as well as in trading and structuring of arbitrage strategies. Mr. Bernstein served as President of Rockmore Capital, LLC from 2006 until February 2017, the manager of a direct investment and lending fund with peak assets under management of $140 million. Previously, he served as Co-President of Omicron Capital, LP, an investment firm based in New York, which he joined in 2001. Omicron Capital focused on direct investing and lending to public small cap companies and had peak assets under management of $260 million. Prior to joining Omicron Capital, Mr. Bernstein was with Fortis Investments Inc., where he was Senior Vice President in the bank’s Global Securities Arbitrage business unit, specializing in equity structured products and equity arbitrage and then President in charge of the bank’s proprietary investment business in the United States. Prior to Fortis, Mr. Bernstein was Director in the Equity Derivatives Group at Nomura Securities International specializing in cross-border tax arbitrage, domestic equity arbitrage and structured equity swaps. Mr. Bernstein started his career at Kidder Peabody, where he rose to the level of Assistant Treasurer. Mr. Bernstein also serves as a member of the Board of Directors of Neurotrope, Inc. Mr. Bernstein is also a member of the board of Summit Digital Health, a laser-based blood glucose monitor distributor, based in New Jersey. Mr. Bernstein holds a B.B.A. from City University of New York (Baruch).
We believe Mr. Bernstein’s extensive experience in the securities industry qualifies him to serve on our Board of Directors.
Robert Weinstein joined our Board of Directors in February 2020. Mr. Weinstein has extensive accounting and finance experience, spanning more than thirty years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer. Since October 2013, Mr. Weinstein has been the Chief Financial Officer of Neurotrope, Inc., a publicly-traded biotechnology company. From September 2011 to September 2013, Mr. Weinstein was an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, Mr. Weinstein was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., a publicly-traded energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a publicly-traded, development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide. Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his B.S. in accounting from the State University of New York at Albany.
We believe Mr. Weinstein’s extensive financial expertise and healthcare experience qualifies him to serve on our Board of Directors and as a member and the chairperson of the audit committee of our Board of Directors.
Donald E. Stout has been our director since July 2012, and was a director of Innovate/Protect, Inc. from November 2011 through the consummation of the merger with us. In a career spanning over forty years, Mr. Stout has been involved in virtually all facets of intellectual property law. Mr. Stout is a partner at a law firm Fitch, Even, Tabin & Flannery LLP since 2015 and he had been a senior partner at the law firm of Antonelli, Terry, Stout & Kraus, LLP from 1982 to 2015. As an attorney in private practice, Mr. Stout has focused on litigation, licensing and representation of clients before the United States Patent and Trademark Office (“USPTO”) in diverse technological areas. From 1971 to 1972, Mr. Stout worked as a law clerk for two members of the USPTO Board of Appeals and, from 1968 to 1972, Mr. Stout was an assistant examiner at the USPTO, where he focused on patent applications covering radio and television technologies. Mr. Stout has written and prosecuted hundreds of patent applications in diverse technologies, rendered opinions on patent infringement and validity, and has testified as an expert witness regarding obtaining and prosecuting patents. Mr. Stout is also the co-founder of NTP Inc., which licensed Research in Motion (RIM), the maker of the Blackberry handheld devices, for $612.5 million to settle a patent infringement action. Mr. Stout also previously served on the Board of Directors of Tessera Technologies, Inc. (TSRA). Mr. Stout is a member of the bars of the District of Columbia and Virginia, and is admitted to practice before the Supreme Court of the United States, the Court of Appeals for the Federal Circuit and the USPTO. Mr. Stout holds a Bachelor’s degree in Electrical Engineering, with distinction, from Pennsylvania State University, and a J.D., with honors, from The George Washington University.

We believe Mr. Stout’s historical knowledge of the Company and intellectual property experience qualifies him to serve on our Board of Directors.
Michael Lebowitz joined our Board of Directors in April 2020. An expert in customer experience strategy and innovation, Mr. Lebowitz has a twenty-five year track record in defining creative strategy and vision for some of the world’s most recognizable brands. Mr. Lebowitz founded Big Spaceship, a globally-recognized creative consultancy, in 2000 and has served as Chief Executive Officer of Big Spaceship since its founding. Mr. Lebowitz received his Bachelor’s degree in Film from Vassar College.
We believe Mr. Lebowitz’s extensive experience in the area of creative brand strategy qualifies him to serve on our Board of Directors.
Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended December 31, 2019 there were sixteen (16) meetings of our Board of Directors as well as six (6) actions by unanimous written consent. The various committees of the Board of Directors met a total of five (5) times. Donald E. Stout, director, attended fewer than 75% of the total number of meetings of the Board of Directors and of committees of the Board of Directors on which he served during fiscal 2019. The Board of Directors has adopted a policy under which each member of the Board of Directors is strongly encouraged, but not required, to attend each annual meeting of our stockholders. Three (3) of our directors then in office attended our 2019 annual meeting of stockholders.
Audit Committee.   Our Audit Committee met five (5) times during fiscal 2019. This committee currently has three (3) members, Robert Weinstein (Chairman), Bruce T. Bernstein and Donald E. Stout. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews our annual and quarterly financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and The Nasdaq Stock Market (“Nasdaq”), as such standards apply specifically to members of audit committees. The Board of Directors has determined that both Messrs. Weinstein and Bernstein are “audit committee financial experts,” as defined by the SEC in Item 407 of Regulation S-K.
A copy of the Audit Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Compensation Committee.   Our Compensation Committee did not meet during fiscal 2019. This committee currently has two (2) members, Bruce T. Bernstein (Chairman) and Donald E. Stout.
Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2012 Employee, Director and Consultant Equity Incentive Plan (the “2012 Plan”). The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision-making process with respect to that issue without the Chief Executive Officer present, and establishment and reviewing general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals. The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. During fiscal year 2019, based on the recommendation of management, the Compensation Committee did not engage third party compensation consultants.
Both members of the Compensation Committee qualify as independent under the definition promulgated by Nasdaq. A copy of the Compensation Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee did not meet during fiscal 2019 and currently has two (2) members, Bruce T. Bernstein and Donald E. Stout. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and is authorized to:
•
identify and nominate members of the Board of Directors;

•
oversee the evaluation of the Board of Directors and management;

•
develop and recommend corporate governance guidelines to the Board of Directors;

•
evaluate the performance of the members of the Board of Directors; and

•
make recommendations to the Board of Directors as to the structure, composition and functioning of the Board of Directors and its committees.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board of Directors may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board of Directors’ priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.
Both members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by Nasdaq. In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board of Directors, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.
A copy of the Nominating and Governance Committee’s written charter is publicly available through the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance.
Board Leadership Structure and Role in Risk Oversight
Effective February 5, 2018, the Board appointed Bruce T. Bernstein as the non-executive Chairman of the Board of Directors.
The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.
Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of our financial statements and our compliance with legal and regulatory requirements relating to our financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.
Summary Compensation Table
The following table summarizes the total compensation awarded or incurred by us during the fiscal years ended December 31, 2019 and 2018 to (i) all individuals that served as our principal executive officers at any time during the fiscal year ended December 31, 2019, which includes Douglas Satzman and Edward Jankowski; (ii) the most highly compensated executive officer other than the principal executive officer who was serving as executive officer at December 31, 2019, of which there are none; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2019, of which there were none whose total compensation exceeded $100,000 (collectively, the “named executive officers”).
Name and principal position	Year	Salary ($)	Incentive Pay ($)	Equity Awards ($)(1)	Total ($)
Douglas Satzman(2)	2019	344,833	—	315,000	659,833
Edward Jankowski(3)	2019	375,000	—	—	375,000
	2018	250,000	—	—	250,000

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. For the assumptions made in the valuation of our equity awards see Notes 2 and 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended.

(2)
Mr. Satzman has served as our Chief Executive Officer since February 11, 2019. Compensation in 2019 includes equity awards of stock options and restricted stock.

(3)
Mr. Jankowski served as our Chief Executive Officer until February 8, 2019. Compensation in 2019 represents severance payments. Compensation for 2018 represents salary payments only.

Narrative Disclosure to Summary Compensation Table
Douglas Satzman
On February 11, 2019, we entered into an employment agreement with Mr. Satzman, which had a term of three years provided that the employment agreement shall extend in two month increments for up to one (1) year thereafter for each month that the negotiations for an extension to the Employment Agreement are not concluded prior to six months before the end of the term. Under the terms of the employment agreement, Mr. Satzman receives an annual base salary of $400,000 and is eligible to participate in any annual bonus or other incentive compensation program that we may adopt from time to time for our executive officers. If Mr. Satzman earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Mr. Satzman or us other than for cause, then Mr. Satzman would be entitled to receive a pro- rata portion of such incentive compensation at the time it is paid.
Edward Jankowski
On January 20, 2017, we entered into an employment agreement with Mr. Jankowski, which had a term of three years. Under the terms of the employment agreement, Mr. Jankowski received an annual base salary of $375,000 and was eligible to participate in any annual bonus or other incentive compensation program that we may have adopted from time to time for our executive officers. If Mr. Jankowski earned any bonus or non-equity based incentive compensation which remained unpaid upon termination of employment for any reason, whether by Mr. Jankowski or us other than for cause, then Mr. Jankowski would be entitled to receive a pro- rata portion of such incentive compensation at the time it is paid.
On February 8, 2019, Mr. Jankowski resigned from his positions as Chief Executive Officer and director and his employment with us terminated effective as of February 13, 2019. On March 14, 2019, we entered into a separation agreement and a non-disclosure and non-solicitation agreement with Mr. Jankowski. The separation agreement includes a release by Mr. Jankowski of claims against us and certain related parties. In consideration of the foregoing release, we agreed to pay Mr. Jankowski $375,000, payable in substantially equal installments in cash commencing on the next regular payroll date following the effective date of the Separation Agreement. Additionally, in consideration of the foregoing release, we agreed to pay in full Mr. Jankowski’s COBRA continuation coverage for up to a maximum of twelve months following the separation date so long as Mr. Jankowski has not become covered by the medical plan of a subsequent employer during such period and is otherwise entitled to COBRA continuation coverage.
Outstanding Equity Awards at 2019 Fiscal Year End
The following table sets forth information regarding grants of stock options and unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2019, to each of our named executive officers.
	Options Awards				Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) un- exercisable	Option exercise price ($)	Option expiration date	Number of shares of units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)
Doug Satzman(1)	—	25,000	12.60	February 11, 2023	12,500(2)	25,125(3)
Edward Jankowski	—	—	—	—	—	—

(1)
Options vest in four equal annual increments over each of the first four anniversaries of the date of grant (February 11, 2019).

(2)
Vested February 10, 2020.

(3)
The market value is determined by multiplying the number of shares by $2.01, the closing price of our common stock on Nasdaq on December 31, 2019, the last day of our fiscal year. All option awards information is adjusted to reflect the impact of the 1:3 reverse stock split that became effective on June 11, 2020.

Pension Benefits
We do not have any qualified or nonqualified defined benefit plans.
Nonqualified Deferred Compensation
We do not have any nonqualified defined contribution plans or other deferred compensation plans.
Potential Payments upon Termination or Change-In-Control
The following summarizes the payments and potential payments to each of our named executive officers as of December 31, 2019 upon termination or change-in-control. The discussion assumes that such event occurred on December 31, 2019, the last business day of our fiscal year, at which time the closing price of our common stock as listed on Nasdaq was $2.01 per share (adjusted for the 1-for-3 reverse stock split). For a further discussion of these provisions see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” above.

Doug Satzman
In the event Mr. Satzman’s employment had been terminated for (i) Good Reason by Mr. Satzman, or (ii) by us without Cause (each as defined in his employment agreement), Mr. Satzman would have received severance in the amount of one-half times his then current base salary, and COBRA payments totaling approximately $36,000.
In the event Mr. Satzman’s employment had been terminated by us without Cause as a result of a change of control, Mr. Satzman would have received severance in the amount of one times his then current base salary. A change of control means (A) an acquisition or series of acquisitions by a person(s) or entity(ies) (unrelated to the Company) of more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of the Company, (B) a sale or disposition of all or substantially all of Company’s assets to an unrelated third party, or (C) the Company is merged or consolidated with another entity in which more than fifty percent (50%) of the outstanding shares or securities entitled to vote for the election of directors or similar managing authority of the surviving entity is owned by a person(s) or entity(ies) unrelated to the Company.
Edward Jankowski
On February 8, 2019, Mr. Jankowski resigned from his positions with us. See “Narrative Disclosure to Summary Compensation Table — Edward Jankowski” for a description of the amounts paid to Mr. Jankowski in connection with his separation.
Director Compensation
The following table sets forth the compensation of persons who served as non-employee members of our Board of Directors during the fiscal year ended December 31, 2019. Directors who are employed by us are not compensated for their service on our Board of Directors.
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Bruce T. Bernstein(2)	45,000	35,700	80,700
Donald E. Stout(3)	45,000	33,600	78,600
Salvatore Giardina(4)	50,000	35,700	85,700
Andrew R. Heyer(5)	45,000	31,500	76,500

(1)
Amounts represent the aggregate grant date fair value in accordance with FASB ASC Topic 718. See Notes 2 and 13 of the consolidated financial statements disclosed in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended, for the assumptions made in the valuation of the equity awards.

(2)
As of December 31, 2019, Mr. Bernstein held 5,250 fully vested options.

(3)
As of December 31, 2019, Mr. Stout held 5,541 fully vested options.

(4)
As of December 31, 2019, Mr. Giardina held 5,250 fully vested options. Mr. Giardina resigned as a director on February 3, 2020.

(5)
As of December 31, 2019, Mr. Heyer held 3,750 fully vested options. Mr. Heyer resigned as a director on April 1, 2020.

We reimburse each member of our Board of Directors for reasonable travel and other out-of-pocket expenses in connection with attending meetings of the Board of Directors.
We compensate each of our non-employee directors an annual cash stipend of $40,000.

Equity Compensation Plan Information
The following table provides certain aggregate information, as of December 31, 2019 with respect to all of our equity compensation plans then in effect:
Plan Category	No. of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights ($)	No. of securities Remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Total equity compensation plans approved by security holders(1)(2)	45,964	$827.37	762,052

(1)
These plans consist solely of the 2012 Plan, as amended on November 23, 2016 and on October 2, 2019. Under the amended 2012 Plan, a maximum of 840,000 shares of common stock may be awarded.

(2)
All information reflects the Company’s 1-for-3 reverse stock split that was effected on June 11, 2020.

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Capital Market, has furnished the following report:
The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.xpresspagroup.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2019, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2019 with management and CohnReznick LLP, our independent registered public accounting firm;

•
Discussed with CohnReznick LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “SEC”); and

•
Received written disclosures and the letter from CohnReznick LLP regarding its independence as required by applicable requirements of the PCAOB regarding CohnReznick LLP communications with the Audit Committee and the Audit Committee further discussed with CohnReznick LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and CohnReznick LLP, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
Members of the XpresSpa Group, Inc. Audit Committee
Bruce T. Bernstein
Robert Weinstein
Donald E. Stout

DELINQUENT SECTION 16(a) REPORTS
Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Related Person Transactions Approval Policy
All related party transactions must be approved by our Audit Committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel.
Transactions with Related Persons
None.
Director Independence and Committee Qualifications
Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based upon this review, we believe that Messrs. Bernstein, Weinstein, Stout, and Lebowitz qualify as independent directors in accordance with the standards set by Nasdaq, as well as Rule 10A-3 promulgated under the Exchange Act. Accordingly, our Board of Directors is comprised of a majority of independent directors as required by Nasdaq rules. Our Board of Directors has also determined that each member of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by Nasdaq and the SEC. Our Board of Directors has further determined that Messrs. Bernstein and Weinstein are “audit committee financial experts” as defined in the rules of the SEC.

PROPOSAL 1: ELECTION OF DIRECTORS
(Notice Item 1)
On September 17, 2020, the Board of Directors nominated Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout, and Michael Lebowitz for election by the holders of Common Stock at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2021 annual meeting of stockholders and until their respective successors have been elected and qualified.
Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of each of Douglas Satzman, Bruce T. Bernstein, Robert Weinstein, Donald E. Stout, and Michael Lebowitz. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.
Vote Required and Board of Directors’ Recommendation
A plurality of the shares voted for each nominee at the annual meeting is required to elect each nominee as a director. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF DOUGLAS SATZMAN, BRUCE T. BERNSTEIN, ROBERT WEINSTEIN, DONALD E. STOUT AND MICHAEL LEBOWITZ AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)
The Audit Committee has appointed Friedman LLP (“Friedman”) as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2020. The Board of Directors proposes that the stockholders ratify this appointment. CohnReznick LLP (“CohnReznick”) audited our financial statements for the fiscal year ended December 31, 2019. We expect that representatives of Friedman will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Friedman, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Friedman and concluded that Friedman has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2020.
The following table presents fees for professional audit services rendered by CohnReznick for the audit of the Company’s annual financial statements for the years ended December 31, 2019 and 2018, and fees billed for other services rendered by CohnReznick during those periods.
	2019	2018
Audit fees(1)	$382,750	$346,250
Audit-related fees(2)	138,500	103,800
Total	$521,250	$450,050

(1)
Audit fees includes fees associated with the annual audits of our financial statements, quarterly reviews of our financial statements, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)
Audit-related fees includes fees for benefit plan audits and lease compliance audits.

Dismissal of Previous Independent Registered Accounting Firm
On May 4, 2020, the Audit Committee informed CohnReznick of its decision to dismiss CohnReznick as the Company’s independent registered public accounting firm, effective as of that date.
CohnReznick’s report on the Company’s consolidated financial statements as of December 31, 2019 and December 31, 2018, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, other than, in each of the years ended December 31, 2019 and December 31, 2018, to include an explanatory paragraph regarding substantial doubt as to the Company’s ability to continue as a going concern.
During the years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through May 4, 2020, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with CohnReznick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of CohnReznick would have caused CohnReznick to make reference to the subject matter of the disagreements or reportable events in connection with its reports on the financial statements for such years. During the years ended December 31, 2019 and 2018 and the subsequent interim period through May 4, 2020, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified in the Company’s internal control over its financial close and reporting process.
The Company provided CohnReznick with a copy of the disclosure it made in response to Item 304(a) of Regulation S-K and requested that CohnReznick furnish the Company with a copy of its letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether CohnReznick agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of CohnReznick’s letter to the SEC dated May 5, 2020 was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, which was filed with the SEC on May 6, 2020.
Appointment of New Independent Registered Public Accounting Firm
On May 4, 2020, the Audit Committee approved the engagement of Friedman as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2020, effective immediately. During the fiscal years ended December 31, 2019 and December 31, 2018 and through the subsequent interim period as of May 4, 2020, neither the Company, nor any party on behalf of the Company, consulted with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).
Audit Committee Pre-Approval Policies and Procedures
Consistent with SEC policies and guidelines regarding audit independence, our Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our independent registered public accounting firm on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our independent registered public accounting firm. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our independent registered public accounting firms in 2019 and 2018.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to ratify the appointment of Friedman as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman as our independent registered public accounting firm for 2020, our Audit Committee of our Board of Directors will reconsider its selection.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF FRIEDMAN LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 3: APPROVAL OF THE XPRESSPA GROUP, INC. 2020 EQUITY INCENTIVE PLAN
(Notice Item 3)
We are asking our shareholders to approve the XpresSpa Group, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), which is a comprehensive equity incentive compensation plan that provides for various types of equity-based compensation, including incentive and nonqualified stock options, stock appreciation rights, restricted stock awards, restricted stock units (“RSUs”), performance share awards, cash awards and other equity-based awards. The purpose of the 2020 Plan is to enable us to attract and retain the types of employees, consultants and directors who will contribute to our long range success; provide incentives that align the interests of our employees, consultants and directors with those of our shareholders; and promote the success of our business.
Upon the recommendation of the Compensation Committee, our Board of Directors unanimously approved the 2020 Plan on September 17, 2020 (the “Effective Date”), subject to shareholder approval. NASDAQ listing standards require that we submit the 2020 Plan to our shareholders for approval. In addition, the Internal Revenue Code of 1986, as amended (the “Code”), requires that we obtain shareholder approval of the 2020 Plan in order to be able to issue incentive stock options under the 2020 Plan. If our shareholders do not approve the 2020 Plan, then the 2020 Plan will not become effective, and any grants made under the 2020 Plan prior to the date of the Annual Meeting will be void. If our shareholders approve the 2020 Plan, then our 2012 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2012 Plan”) will terminate as of the date of the Annual Meeting, and no awards will be granted under the 2012 Plan on or after the date of the Annual Meeting.
Reasons to Vote for Proposal 3
We believe that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. Our equity-based compensation programs play a critical role in attracting, retaining and motivating those key employees and effectively aligning key employee compensation with shareholder interests. Each year, the Compensation Committee and our management review our overall compensation strategy and determine the allocations of cash and equity compensation in light of our pay for performance philosophy. As discussed more fully below, we are also committed to effectively managing our share reserves for equity compensation while minimizing shareholder dilution.
If our shareholders do not approve the 2020 Plan and we are unable to grant equity compensation in the future, we may need to consider other compensation alternatives, such as increasing cash compensation, and we would be at a severe competitive disadvantage if we could not use equity-based awards covering a meaningful number of shares to recruit and retain key talent in this competitive market for human capital.
Responsible Features of the 2020 Plan
The 2020 Plan includes a number of provisions that are designed to protect our shareholders’ interests and to reflect corporate governance best practices, including:
•
Shareholder approval required for additional shares.   The 2020 Plan does not contain an annual “evergreen” provision that provides for automatic increases of shares on an ongoing basis. The 2020 Plan instead authorizes a fixed number of shares, and shareholder approval is required for any increase in the number of shares.

•
No repricings.   The 2020 Plan expressly prohibits the repricing of equity awards without prior shareholder approval.

•
No liberal share recycling.   The 2020 Plan is not subject to liberal share “recycling” provisions, meaning (among other things) that shares used to pay the exercise price of stock options, and shares tendered or withheld to satisfy tax withholding obligations with respect to an award, do not again become available for grant.

•
No payment of dividends prior to the vesting of an award.   The 2020 Plan provides that no dividends will be paid with respect to any shares subject to an award prior to the vesting of such award. Any dividends that may be attributable to any particular share of restricted stock or any particular RSU or deferred stock unit will only be distributed upon the release of restrictions on such share of restricted stock or the settlement of such RSU or deferred stock unit, as applicable, and the award holder will have no right to such dividends if such award is forfeited. Dividends will not accrue with respect to awards of options or stock appreciation rights.
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Specific change in control vesting treatment.   The 2020 Plan specifies the vesting treatment for outstanding equity awards upon a change in control.

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Clawback provisions.   Awards under the 2020 Plan will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in any applicable clawback policy adopted by the Company or otherwise required pursuant to applicable law.

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No reload options.   The 2020 Plan expressly prohibits options with automatic “reload” rights.

Selected Information Regarding Historical Share Usage under our Equity Compensation Programs
In developing our share request for the 2020 Plan and analyzing the impact of utilizing equity as a means of compensation on our shareholders, we considered both our “overhang” and our “burn rate”.
Overhang is a measure of potential dilution which we define as the sum of (i) the total number of shares underlying all outstanding equity awards and (ii) the total number of shares available for future award grants, divided by the number of shares of common stock outstanding. As of September 8, 2020, there were 725,452shares underlying all equity awards outstanding and 37,520 shares available for future awards, and the basic weighted average common shares outstanding for the period ended September 8, 2020 was 32,473,294. Accordingly, our overhang at September 8, 2020 was 2.4%. For purposes of this calculation, we counted the shares subject to our performance-based awards using the target number of shares of common stock issuable under such awards. If the 5,000,000 shares proposed to be authorized for grant under the 2020 Plan are included in the calculation, our overhang on September 8, 2020 would have been 17.7%.
As of September 8, 2020, there were 725,452 shares underlying all equity awards outstanding, including (1) 688,027 shares of common stock issuable upon exercise of stock options, with a weighted-average exercise price of $5.44 and a weighted-average remaining term of 9.43 years as of September 8, 2020, and (2) 37,425 shares of common stock issuable for vested outstanding RSUs. As of September 8, 2020, all equity awards outstanding were made under our 2012 Plan and no awards were outstanding under any prior plans. As of September 8 2020, there were 68,793,193 outstanding shares of common stock.
Burn rate is a measure of the potential dilutive impact of our equity award program which we calculate by dividing the number of shares subject to equity awards granted during the fiscal year by the basic weighted average number of shares outstanding. Set forth below is a table that reflects our gross burn rate for the 2020, 2019 and 2018 fiscal years.
Fiscal Year	Awards Granted	Basic Weighted Average Number of Common Shares Outstanding(A)	Gross Burn Rate(B)
For the period ended September 8, 2020	724,531	32,473,294	2.2%
2019	35,833	1,634,444	2.2%
2018	557	484,545	0.1%
Three-Year Average			1.5%

(A)
Awards granted represents the number of stock options and RSUs granted during the time period.

Equal to the number of equity awards granted in the fiscal year divided by the basic weighted average number of common shares outstanding. For purposes of this calculation, we counted stock options and RSUs subject to our performance criteria based on the target number of shares of common stock issuable under such awards.
In determining the number of shares to request for approval under the 2020 Plan, the Compensation Committee directed its compensation consultant to review current market practices in the use of equity compensation. The Compensation Committee also considered other material factors, including our recent share usage, anticipated hiring needs in the next three fiscal years, the potential dilution of the 2020 Plan (as noted in the figures above), our current stock price, recent experiences with respect to the value of equity awards expected by new hire candidates, and general guidance from the major proxy advisory firms (such as ISS) that our shareholders might consider in evaluating the 2020 Plan. After reviewing this information, the Compensation Committee decided to request that our shareholders approve an initial share reserve of 5,000,000 shares for issuance under the 2020 Plan. We currently anticipate that the 2020 Plan share reserve will provide for grants in the ordinary course of business for up to three years. However, the proposed share reserve could last for a shorter or longer period of time, such as might be the case if we experience unexpected opportunities to grow the business beyond our current annual operating plan, if equity compensation practices within our compensation peer group change and require us to alter our current grant practices to remain competitive, or if our stock price changes materially.
Summary of the 2020 Plan
The description of the 2020 Plan set forth below is qualified in its entirety by reference to the applicable provisions of the plan document, which is attached as Annex A to this proxy statement.
Shares Subject to the Plan.   The aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2020 Plan will not exceed 5,000,000 shares, plus the number shares of subject to outstanding awards under the 2012 Plan or any predecessor plans as of the effective date of the 2020 Plan which are thereafter forfeited, settled in cash or canceled or expire or are reacquired by the Company. The number of shares of common stock that may be issued pursuant to incentive stock options under the 2020 Plan is also limited to 5,000,000 shares. Shares of common stock available for distribution under the 2020 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner. The closing price of our common stock on NASDAQ on September 17, 2020 was $1.87.
Any shares of common stock subject to an award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of common stock to which the award related will again be added back. Shares of common stock subject to an award will not again be made available for issuance or delivery under the 2020 Plan if such shares are (a) shares that are tendered or withheld to satisfy tax withholding obligations with respect to an award or to pay the exercise price of an option or (b) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof options.
Eligibility.   Participation in the 2020 Plan is limited to employees, directors and consultants of the Company and its affiliated entities. As of September 15, 2020, there were four non-employee directors, approximately 75 employees, and approximately 5 consultants of the Company that would be eligible for grants under the 2020 Plan. The 2020 Plan provides that the maximum number of shares of common stock subject to awards to non-employee directors during any fiscal year must not exceed $400,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes.
Substitute Awards.   Awards may, in the sole discretion of the plan administrator, be granted under the 2020 Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards will not be counted against the share reserve, provided that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as incentive stock options will be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for awards under the 2020 Plan and will not count toward the total share reserve.
Administration.   The Board has delegated authority to administer the 2020 Plan to the Compensation Committee. Subject to the terms of the 2020 Plan, the Compensation Committee, as plan administrator, has full authority to determine participants and the type, terms and conditions and number of shares subject to awards and to construe and interpret the 2020 Plan and awards. The Compensation Committee may delegate administration of the 2020 Plan to a committee or committees of one or more members of the Board, and may delegate its authority to one or more officers of the Company with respect to awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act.
No Repricing without Shareholder Approval.   The 2020 Plan provides that shareholder approval is required before a repricing is effective.
Types of Awards Available for Grant under the 2020 Plan.   The plan administrator has the authority to grant the following types of awards under the 2020 Plan. All awards will be evidenced by an award agreement and will be subject to such conditions not inconsistent with the 2020 Plan as may be reflected in the award agreement.
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Options.   The plan administrator may grant options to purchase shares of common stock that are exercisable at a price per share not less than the fair market value, determined in accordance with the 2020 Plan, per share of common stock on the date that the option is awarded. Such options may be either incentive stock options or non-qualified stock options. A 10% shareholder may not be granted an incentive stock option unless the exercise price is at least 110% of the fair market value of the common stock on the grant date and the option is not exercisable after the expiration of five years from the grant date. The plan administrator may permit an option exercise price to be paid in cash or any form of legal consideration specified by the plan administrator, including by the delivery of previously-owned shares of common stock, through a cashless exercise executed through a broker or by having a number of shares of common stock otherwise issuable at the time of exercise withheld. The maximum term of any option is ten years.

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Stock Appreciation Rights.   The plan administrator may grant stock appreciation rights either separately or in connection with another award under the 2020 Plan. The maximum term of any stock appreciation right is ten years. The plan administrator may provide that stock appreciation rights are exercisable at the discretion of the holder or that they will be paid at a time or times certain or upon the occurrence or non-occurrence of certain events.

•
Restricted Stock and Restricted Stock Units.   The plan administrator may grant shares of restricted common stock or RSUs representing the right to receive common stock in the future, subject to such restrictions and conditions, if any, as the plan administrator will determine. No shares of common stock will be issued at the time an RSU is granted, and the Company will not be required to set aside funds for the payment of any such award. The plan administrator may also grant RSUs with a deferral feature (“deferred stock units”), whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an award agreement. At the discretion of the plan administrator, each RSU or deferred stock unit (representing one share of common stock) may be credited with dividend equivalents in an amount equal to the cash and stock dividends paid by the Company in respect of one share of common stock. Dividend equivalents will be withheld by the Company and credited to the participant’s account, and interest may be credited on the amount of cash dividend equivalents credited to the participant’s account at a rate and subject to such terms as determined by the plan administrator. Dividend equivalents credited to a participant’s account and attributable to any particular RSU or deferred stock unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the plan administrator, in shares of common stock having a fair market value (as determined under the 2020 Plan) equal to the amount of such dividend equivalents and earnings, if applicable, to the participant upon settlement of such RSU or deferred stock unit and, if such RSU or deferred stock unit is forfeited, the participant will have no right to such dividend equivalents.

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Performance Share Awards.   The plan administrator may grant performance share awards and determine: (i) the number of shares of common stock or stock-denominated units subject to a performance share award granted to any participant; (ii) the performance period applicable to any award; (iii) the conditions that must be satisfied for a participant to earn an award; and (iv) the other terms, conditions and restrictions of the award. The number of performance shares earned by a participant will depend on the extent to which the performance goals established by the plan administrator are attained within the applicable performance period, as determined by the plan administrator.

•
Other Equity-Based and Cash Awards.   Cash awards and other equity-based awards may be granted in such numbers and may be subject to such conditions or restrictions as the plan administrator will determine and will be payable in cash or shares of common stock, as the plan administrator may determine.

Deferrals.   The plan administrator may establish one or more programs under the 2020 Plan to permit selected participants the opportunity to elect to defer receipt of consideration upon exercise of an award, satisfaction of performance criteria, or other event that absent the election would entitle the participant to payment or receipt of shares of common stock or other consideration under an award. The plan administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the plan administrator deems advisable for the administration of any such deferral program.
Exercisability and Vesting upon Death or Disability.   The plan administrator has the power to accelerate the time at which an award may first be exercised or the time during which an award or any part thereof will vest on a participant’s termination of employment or service due to death or disability, notwithstanding the provisions in the award stating the time at which it may first be exercised or the time during which it will vest.
Recapitalizations and Reorganizations.   The number of shares of common stock reserved for issuance in connection with the grant or settlement of awards or to which an award is subject, and the exercise price of each option and stock appreciation right are subject to, adjustment in the event of any recapitalization of the Company or similar event effected without receipt of consideration by the Company.
Change in Control.   The 2020 Plan provides that, except to the extent an award agreement provides for a different treatment (in which case the award agreement will govern), all then-outstanding awards held by a participant and not previously vested will become fully vested, provided that if the achievement of any performance goals applicable to an award have not been measured, then such performance goals will be deemed satisfied as if target performance was achieved.
Transferability.   Awards are not generally transferable or assignable, unless the plan administrator provides otherwise.
Forfeiture and Clawbacks.   Awards will be subject to forfeiture, cancellation, reimbursement or recoupment to the extent provided in any applicable clawback policy adopted by the Company or otherwise required pursuant to applicable law.
Amendment or Termination.   The 2020 Plan may be amended by the Board of Directors, but shareholder approval for any amendment will be required that (except as provided above regarding recapitalizations and reorganizations) to the extent shareholder approval is necessary to satisfy applicable law or stock exchange rules. The plan administrator may amend outstanding awards subject to the terms of the 2020 Plan but in general may not take away a participant’s rights without the participant’s consent. The 2020 Plan will terminate automatically on the tenth anniversary of the Effective Date.
Federal Income Tax Consequences of Awards under the 2020 Plan
The following discussion outlines generally the federal income tax consequences of awards that may be granted under the 2020 Plan. Individual circumstances may vary and each participant should rely on his or her own tax counsel for advice regarding federal income tax treatment under the plan. To the extent that a participant recognizes ordinary income in the circumstances described below, the Company will generally be entitled to a corresponding tax deduction. If a participant is our employee or an employee of one of our affiliates, any income recognized will be subject to employment and withholding taxes.
Non-Qualified Options.   A participant will generally not recognize income upon the grant of an option or at any time prior to the exercise of the option or a portion thereof. At the time the participant exercises a non-qualified option or portion thereof, he or she will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value of the common stock on the date the option is exercised over the price paid for the common stock. Depending upon the period shares of common stock are held after exercise, the sale or other taxable disposition of shares acquired through the exercise of a non-qualified option generally will result in a short- or long- term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the non-qualified option was exercised.
Incentive Stock Options.   A participant who exercises an incentive stock option will generally not be taxed at the time he or she exercises the option or a portion thereof. Instead, he or she will be taxed at the time he or she sells the common stock purchased pursuant to the option. The participant will be taxed on the difference between the price he or she paid for the stock and the amount for which he or she sells the stock. If the participant does not sell the stock prior to two years from the date of grant of the option and one year from the date the stock is transferred to him or her, the participant will be entitled to capital gain or loss treatment based upon the difference between the amount realized on the disposition and the aggregate exercise price and the Company will not get a corresponding deduction. If the participant sells the stock at a gain prior to that time, the difference between the amount the participant paid for the stock and the lesser of the fair market value on the date of exercise or the amount for which the stock is sold, will be taxed as ordinary income; if the stock is sold for an amount in excess of the fair market value on the date of exercise, the excess amount is taxed as capital gain. If the participant sells the stock for less than the amount he or she paid for the stock prior to the one or two year periods indicated, no amount will be taxed as ordinary income and the loss will be taxed as a capital loss. Exercise of an incentive option may subject a participant to, or increase a participant’s liability for, the alternative minimum tax.
Restricted Stock.   A participant will generally not be taxed upon the grant of a restricted stock award if such award is not transferable by the participant or is subject to a “substantial risk of forfeiture,” as defined in the Code. However, when the shares of common stock that are subject to the stock award are transferable by the participant or are no longer subject to a substantial risk of forfeiture, the participant will recognize compensation taxable as ordinary income in an amount equal to the fair market value of the stock subject to the stock award, less any amount paid for such stock, and the Company will then be entitled to a corresponding deduction. However, if a participant so elects at the time of receipt of a stock award in accordance with Section 83(b) of the Code, he or she may include the fair market value of the stock subject to the stock award, less any amount paid for such stock, in income at that time.
Restricted Stock Units.   A participant will generally not be taxed upon the grant of an award of RSUs. The participant generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the RSUs (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Other Stock-Based Awards.   A participant will generally not recognize income upon the grant of any other stock-based award. Generally, at the time a participant receives payment under any other stock-based award, he or she will recognize compensation taxable as ordinary income in an amount equal to the cash or the fair market value of the common stock received.
Section 280G.   Sections 280G and 4999 of the Code provide that executive officers and directors, shareholders who hold significant equity interests, and certain other service providers may be subject to significant additional taxes if they receive payments or benefits that exceed certain prescribed limits in connection with a change of control of a company, and that the company (or a successor) may forfeit a deduction on the amounts subject to this additional tax.
Section 409A.   Section 409A of the Code imposes additional income taxes for certain types of deferred compensation that do not comply with Section 409A. The Company attempts in good faith to structure awards under the 2020 Plan so that such awards either conform with the requirements of, or qualify for an exemption under, Section 409A. However, neither the Company nor the plan administrator has any obligation to take any action to prevent the assessment of any additional tax or penalty on any participant under Section 409A of the Code and neither the Company nor the plan administrator will have any liability to any participant for such tax or penalty.
Section 162(m).   Section 162(m) of the Code generally places a limit of $1 million per year on the amount of deductible compensation paid to certain “covered employees,” which includes our named executive officers. Section 162(m) exempted from this limitation “qualified performance-based compensation” with respect to taxable years beginning on or before December 31, 2017. Recent changes to the Code provide for a transition rule that continues to exempt qualified performance-based compensation that is payable pursuant to a binding written agreement in effect on November 2, 2017 but otherwise generally repeals the exemption for performance-based compensation.
Equity Compensation Plan Information
For additional information regarding our equity plans, please see “Equity Compensation Plan Information” on page 15.
New Plan Benefits under the 2020 Plan
As of September 8, 2020, the Compensation Committee is anticipated to approve the following awards under the 2020 Plan, subject to shareholder approval of the 2020 Plan at the Annual Meeting:
Name and Position	Dollar Value	Number of Shares
Executive Group	—	—
Non-Executive Director Group	—	—
Non-Executive Officer Employee Group	$421,877	96,319
The fair value of stock options is estimated as of the date of grant using the Black-Scholes-Merton option-pricing model. The Company uses the simplified method to estimate the expected term of options due to insufficient history and high turnover in the past.
If shareholders do not approve the 2020 Plan at the Annual Meeting, the awards approved by the Committee under the 2020 Plan prior to the Annual Meeting, including the awards listed above, will be void. If shareholders approve the 2020 Plan at the Annual Meeting, the awards approved by the Committee under the 2020 Plan prior to the Annual Meeting, including the awards listed above, will be deemed granted as of the date of the shareholder approval.
Future awards under the 2020 Plan will be subject to the discretion of the Compensation Committee and will depend on a variety of factors, including the value of our common stock at the time of grant, as well as Company, divisional, and individual performance. Accordingly, it is not possible to determine the benefits that would be received under the 2020 Plan.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of our Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required for the adoption of the 2020 Plan.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE XPRESSPA GROUP, INC. 2020 EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 4: ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.
(Notice Item 4)
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually and the next such advisory vote will occur at the 2021 annual meeting of stockholders.
Our compensation philosophy is designed to provide the compensation and incentives needed to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives and who are crucial to our long-term success. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to our performance as well as the performance of each of our named executive officers.
We rely on qualified, highly skilled and talented employees who have experience in the retail and health and wellness industries to execute our business plan and strategy. Thus, our compensation program is structured in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.
Our compensation program consists of these general elements:
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a fixed portion of compensation, in the form of a base salary, to retain and provide a base level of compensation to our named executive officers; and

•
a long-term performance element in the form of equity, to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to the Company of each named executive officer in light of numerous factors, including, but not limited to, the following:
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our competitive position;

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our financial performance and the contribution of each individual to our financial performance;

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individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

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our long-term needs and operational goals, including attracting and retaining key management personnel.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2020 annual meeting:
“RESOLVED, that the compensation paid to the named executive officers of XpresSpa Group, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, the compensation tables and the related material disclosed in the proxy statement, is hereby APPROVED.”
Vote Required and Board of Directors’ Recommendation
The affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

PROPOSAL 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4
(Notice Item 5)
We are asking our stockholders to vote on a proposal to approve the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 2 through 4.
Vote Required and Board of Directors’ Recommendation
Approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the Proposals 2 through 4 requires the affirmative vote of the holders of a majority of the shares of Common Stock present and entitled to vote on the matter either in person or by proxy at the annual meeting. A “broker non-vote” or a failure to submit a proxy or vote at the annual meeting will have no effect on the outcome of the vote for this Proposal 5. For purposes of the vote on this Proposal 5, an abstention will have the same effect as a vote “AGAINST” such proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 2 THROUGH 4, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of ethics that applies to all of our employees. The text of the code of conduct and ethics is posted on the “Investors — Corporate Governance” section of our website at www.xpresspagroup.com/corp_governance, and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 254 West 31 Street 11th Floor, New York, New York 10001. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by Nasdaq rules.
OTHER MATTERS
The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2021 annual meeting of stockholders, we must receive stockholder proposals (other than for director nominations) no later than May 21, 2021, which is 120 days prior to the date that is one year from this year’s mailing date. To be considered for presentation at the 2020 annual meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than July 5, 2021, which is 75 days prior to the date that is one year from this year’s mailing date and no later than August 4, 2021, which is 45 days prior to the date that is one year from this year’s mailing date. Proposals that are not received in a timely manner will not be voted on at the 2021 annual meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Vote Processing, c/o Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, New York 11717.
New York, New York
September 18, 2020

APPENDIX A
FORM OF PROXY CARD

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D23944-P44261 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

XPRESSPA GROUP, INC. – BALLOT FOR HOLDERS OF COMMON STOCK

The Board of Directors recommends you vote FOR the following proposals:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Douglas Satzman
02) Bruce T. Bernstein
03) Robert Weinstein
04) Donald E. Stoutt
05) Michael Lebowitz

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

D23945-P44261

XPRESSPA GROUP, INC.
Annual Meeting of Stockholders
October 28, 2020, 11:00 AM, EDT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPRESSPA GROUP, INC.

The undersigned stockholder of XpresSpa Group, Inc., a Delaware corporation (the "Company"), hereby appoints Douglas Satzman and Bruce T. Bernstein, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on October 28, 2020, at 11:00 a.m., EDT, virtually at www.virtualshareholdermeeting.com/XSPA2020, and at any adjournment or postponement thereof.

The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4 AND 5.

Continued and to be signed on reverse side

APPENDIX B
XPRESSPA GROUP, INC. 2020 EQUITY INCENTIVE PLAN

XPRESSPA GROUP, INC.
2020 EQUITY INCENTIVE PLAN
1.   Purpose; Eligibility.
1.1   General Purpose. The name of this plan is the XpresSpa Group, Inc. 2020 Equity Incentive Plan. The purposes of the Plan are to (a) enable XpresSpa Group, Inc., a Delaware corporation, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the stockholders of the Company; and (c) promote the success of the Company’s business.
1.2   Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.
1.3   Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Stock Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.
2.   Definitions.
“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.
“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.
“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Stock Award, a Cash Award, or an Other Equity-Based Award.
“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.
“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.
“Board” means the Board of Directors of the Company, as constituted at any time.
“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.
“Cause” means, with respect to any Participant, unless otherwise provided in the applicable Award Agreement, (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Committee as to the existence of Cause will be conclusive on the Participant and the Company.
“Change in Control” with respect to any Participant shall have the meaning specified in the Participant’s Award Agreement. In the absence of any such definition, a “Change in Control” shall mean the occurrence of any of the following:
(i)
Ownership. Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)
Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)
Change in Board Composition. A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the effective date of the Plan, which for this purpose shall be the date of its approval by the stockholders of the Company, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.
“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.
“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4, or any Officers of the Company to whom it has delegated authority as permitted under Section 3.3.
“Common Stock” means shares of the Company’s common stock, $0.01 par value per share, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.
“Company” means XpresSpa Group, Inc., and any successor thereto.
“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act or any successor form thereto.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.
“Deferred Stock Units” has the meaning set forth in Section 7.2 hereof.
“Director” means a member of the Board.
“Disability” means, unless the applicable Award Agreement says otherwise, permanent and total disability as defined in Section 22(e)(3) of the Code.
“Disqualifying Disposition” has the meaning set forth in Section 14.12.
“Effective Date” shall mean the date as of which this Plan is adopted by the Board.
“Employee” means any person, including an Officer or Director, employed as an employee by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. Notwithstanding the foregoing, the Committee may also determine the Fair Market Value upon the average selling price of the Common Stock during a specified period that is within thirty (30) days before or thirty (30) days after such date, provided that, with respect to the grant of an Option or Stock Appreciation Right, the commitment to grant such Award based on such valuation method must be irrevocable before the beginning of the specified period and otherwise compliant with Section 409A of the Code.
“Fiscal Year” means the Company’s fiscal year.
“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.
“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3 and an “independent director” as defined in the Marketplace Rules of The NASDAQ Stock Market LLC.
“Non-Qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
“Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.
“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.
“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Stock Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.
“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.
“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Stock Award or a Cash Award.
“Performance Stock Award” means any Award granted pursuant to Section 7.3 hereof.
“Performance Stock” means the grant of a right to receive a number of actual shares of Common Stock or stock units based upon the performance of the Company during a Performance Period, as determined by the Committee.
“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.
“Plan” means this XpresSpa Group, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.
“Prior Plan” means the Vringo, Inc. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.
“Restricted Award” means any Award granted pursuant to Section 7.2(a).
“Restricted Period” has the meaning set forth in Section 7.2(a).
“Restricted Stock” has the meaning set forth in Section 7.2(a).
“Restricted Stock Units” has the meaning set forth in Section 7.2(a).
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
“Securities Act” means the Securities Act of 1933, as amended.
“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or stock equal to the number of shares subject to the

Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.
“Stock for Stock Exchange” has the meaning set forth in Section 6.4.
“Substitute Award” has the meaning set forth in Section 4.7.
“Ten Percent Stockholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than 10% of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.
“Total Share Reserve” has the meaning set forth in Section 4.1.
3.   Administration.
3.1   Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:
(a)
to construe and interpret the Plan and apply its provisions;

(b)
to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)
to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)
to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e)
to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)
from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)
to determine the number of shares of Common Stock to be made subject to each Award;

(h)
to determine whether each Option is to be an Incentive Stock Option or a Non-Qualified Stock Option;

(i)
to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)
to determine the target number of Performance Stock to be granted pursuant to a Performance Stock Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Stock earned by a Participant;

(k)
to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l)
to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the

Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;
(m)
to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)
to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)
to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, stockholder approval shall be required before the repricing is effective.
3.2   Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.
3.3   Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.
3.4   Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to an Officer or Officers the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.
3.5   Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.
4.   Shares Subject to the Plan.
4.1   Subject to adjustment in accordance with Section 11, the maximum aggregate number of shares of Common Stock available for issuance under the Plan is 5,000,000 shares plus the number of shares of Common Stock subject to outstanding awards under the Prior Plan or any predecessor plans as of the Effective Date which thereafter are forfeited, settled in cash or cancelled or expire or are reacquired by the Company (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards. Upon the approval of this Plan by Company stockholders, no additional awards will be granted under the Prior Plan or any predecessor plan; provided that all outstanding awards previously granted under the Prior Plan or predecessor plans as of such approval date shall remain outstanding and shall be administered and settled in accordance with the provisions of the Prior Plan and such other predecessor plans.
4.2   Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.
4.3   Subject to adjustment in accordance with Section 11, no more than 5,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).
4.4   The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director who is not an Employee or Consultant during the Fiscal Year shall not exceed a total value of $400,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).
4.5   Any Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.
4.6   Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a stockholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.
4.7   No dividends will be paid to a Participant with respect to any shares subject to an Award prior to the vesting of such Award. For the avoidance of doubt, as described in Section 7.2(b), any dividends that may be attributable to any particular share of Restricted Stock or any particular Restricted Stock Unit or Deferred Stock Unit shall only be distributed to a Participant upon the release of restrictions on such share of Restricted Stock or the settlement of such Restricted Stock Unit or Deferred Stock Unit, as applicable, and a Participant shall have no right to such dividends if such Award is forfeited.

5.   Eligibility.
5.1   Eligibility for Specific Awards.Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.
5.2   Ten Percent Stockholders. A Ten Percent Stockholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.
6.   Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-Qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
6.1   Term. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-Qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-Qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.
6.2   Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Stockholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.
6.3   Exercise Price of a Non-Qualified Stock Option. The Option Exercise Price of each Non-Qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-Qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.
6.4   Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) if the shares of Common Stock are listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the exercise price (i.e., by means of a “cashless” exercise procedure); (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise (i.e., by means of a “net exercise”); (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other shares of Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the shares of Common Stock are publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan. Notwithstanding the foregoing, the Committee shall accept only such payment on exercise of an Incentive Stock Option as is permitted by Section 422 of the Code.
6.5   Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.6   Transferability of a Non-Qualified Stock Option. A Non-Qualified Stock Option may, in the sole discretion of the Committee, be transferable, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-Qualified Stock Option does not provide for transferability, then the Non-Qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.
6.7   Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share.
6.8   Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.
6.9   Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.
6.10   Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date that is 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.
6.11   Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.
6.12   Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-Qualified Stock Options.
6.13   Reload Options. No Option may include provisions that “reload” the Option upon exercise.
7.   Provisions of Awards Other Than Options.
7.1   Stock Appreciation Rights.
(a)   General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)   Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.
(c)   Vesting of Stock Appreciation Rights. Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share.
(d)   Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.
(e)   Exercise Price. The exercise price of a Stock Appreciation Right shall be determined by the Committee.
7.2   Restricted Awards.
(a)   General. A Restricted Award is an Award of actual Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
(b)   Restricted Stock and Restricted Stock Units.
(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such stock and, if such stock is forfeited, the Participant shall have no right to such dividends.
(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable)

shall be distributed in cash or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.
(c)   Restrictions.
(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.
(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.
(d)   Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share.
(e)   Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b)(ii) hereof and the interest thereon or, at the discretion of the Committee, in Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only Common Stock for Vested Units. If a cash payment is made in lieu of delivering Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.
(f)   Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.
7.3   Performance Stock Awards.
(a)   Grant of Performance Stock Awards. Each Performance Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Stock Award so granted shall be subject to the conditions set forth in this Section, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or share-denominated units subject to a Performance Stock Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.
(b)   Earning Performance Stock Awards. The number of shares of Performance Stock earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.
7.4   Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.
8.   Securities Law Compliance. Each Award Agreement shall provide that no Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.
9.   Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.
10.   Miscellaneous.
10.1   Acceleration of Exercisability and Vesting. Notwithstanding anything herein or in the Award to the contrary, the Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest.
10.2   Stockholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.
10.3   No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the

Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
10.4   Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.
10.5   Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold Common Stock from the Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no Common Stock is withheld for such purpose with a value exceeding the maximum amount of tax required to be withheld by law; (c) delivering to the Company previously owned and unencumbered Common Stock of the Company; or (d) if the Common Stock is listed on any established stock exchange or a national market system, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the tax required to be withheld by law (i.e., by means of a “cashless” exercise procedure).
11.   Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Stock Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-Qualified Stock Options, ensure that any adjustments under this Section will not constitute a modification of such Non-Qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
12.   Effect of Change in Control. Notwithstanding any other provision of the Plan to the contrary, immediately upon the occurrence of a Change in Control, the following provisions of this Section shall apply except to the extent an Award Agreement provides for a different treatment (in which case the Award Agreement shall govern): all then-outstanding Awards held by a Participant and not previously vested shall become 100% vested; provided that, if the achievement of the performance goals applicable to an Award have not been measured, then such performance goals shall be deemed satisfied as if target performance was achieved.
13.   Amendment of the Plan and Awards.
13.1   Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in

Common Stock and Section 13.3, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on stockholder approval.
13.2   Stockholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for stockholder approval.
13.3   Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.
13.4   No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.
13.5   Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not make any amendment which would otherwise constitute an impairment of the rights of a Participant under any Award unless the Participant consents in writing.
14.   General Provisions.
14.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
14.2   Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).
14.3   Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
14.4   Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.
14.5   Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.
14.6   Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.
14.7   Recapitalizations. Each Award Agreement may contain provisions to reflect the provisions of Section 11.
14.8   Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.
14.9   No Fractional Shares. No fractional Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.
14.10   Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.
14.11   Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.
14.12   Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Common Stock.
14.13   Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14   Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.
14.15   Expenses. The costs of administering the Plan shall be paid by the Company.
14.16   Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.
14.17   Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.
14.18   Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.
15.   Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.
16.   Termination or Suspension of the Plan. The Plan shall terminate automatically on tenth anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
17.   Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.